UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE

SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant [ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Definitive Information Statement Only

[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

UNIVERSAL POTASH CORP.

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(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

N/A

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to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

UNIVERSAL POTASH CORP.

7230 Indian Creek Lane, #201

Las Vegas, NV 89149

INFORMATION STATEMENT

This Information Statement (the "Information Statement") is being furnished to all holders of shares of Common Stock, par value $0.001 per share ("Common Stock"), of record at the close of business on August 20, 2013 (collectively, the "Stockholders") of Universal Potash Corp., a Nevada corporation (the "Company"), with respect to proposed corporate actions of the Company. This Information Statement is first being provided to the Stockholders on or about ______________.

The corporate actions involve One (1) proposal (the "Proposal") providing for the following:

1. To approve a Twenty Five-for-One reverse stock split of the issued and outstanding shares of Common Stock, such that each Twenty Five (25) shares of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into One (1) share of

the corporation's Common Stock, $0.001 par value (the "New Common

Stock").

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 20, 2013 ARE ENTITLED TO NOTICE OF THE PROPOSAL. PRINCIPAL STOCKHOLDERS WHO HOLDS IN EXCESS OF FIFTY ONE (51%) OF THE COMPANY'S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE PROPOSALS HAS VOTED IN FAVOR OF THE PROPOSAL. AS A RESULT, THE PROPOSAL HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Howard Bouch

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Howard Bouch, President

Dated: ___________________

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TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT	3
What Is The Purpose Of The Information Statement?	3
Who Is Entitled To Notice?	3
PRINCIPAL STOCKHOLDERS	3
Who Are the Principal Stockholders and How Many Votes Are They Entitled to Cast?	3
What Corporate Matters Have the Principal Stockholders Voted For?	3
What Are The Recommendations of the Board of Directors?	5
What Vote Is Required To Approve Each Proposal?	5
PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
(A) Security Ownership of Management	5
(B) Security Ownership of Certain Beneficial Owners	6
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS	6
EXECUTIVE COMPENSATION	8
Summary Compensation Table	9
Outstanding Equity Awards at Fiscal Year-End	9
Director Compensation	9
Employment Contracts	9
DESCRIPTION OF SECURITIES	9
Common Stock	9
Options	10
Warrants	10
ANTI-TAKEROVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND NEVADA LAW	10
Transfer Agent	11
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	11
ADDITIONAL INFORMATION	11
PROPOSAL 1 - REVERSE STOCK SPLIT	11
Purpose of the Reverse Stock Split	11
Effects of the Reverse Stock Split	11
Effectiveness of the Reverse Stock Split	12
Procedure for Implementing the Reverse Stock Split	12
Accounting Consequences	12
Recommendation of Board of Directors	12
No Voting of Stockholders Required	12
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	13

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UNIVERSAL POTASH CORP.

7230 Indian Creek Lane #201

Las Vegas, NV 89149

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INFORMATION STATEMENT

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This Information Statement (this "Information Statement") contains information related to certain corporate actions of Universal Potash Corp., a Nevada corporation (the "Company"), and is expected to be mailed on or about __________ to all holders of shares of Common Stock, par value $0.001 per share ("Common Stock"), of record at the close of business on August 20, 2013 (collectively, the "Stockholders")

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Stockholders, as of the close of business on August 20, 2013 (the "Record Date"), of the corporate actions taken pursuant to the written consent of certain principal stockholders.

Specifically, on July 17, 2013, holders of a majority of our Common Stock voted to approve the corporate matter outlined in this Information Statement, consisting of approving a 25-for-1 reverse split of the issued and outstanding shares of Common Stock, such that each Twenty Five (25) shares of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into One (1) share of the corporation's Common Stock, $0.001 par value (the "New Common Stock"), (the "Reverse Stock Split").

WHO IS ENTITLED TO NOTICE?

All holders of shares of Common Stock on the close of business on the Record Date will be entitled to notice of each matter voted upon by the principal stockholder pursuant to the written consent of the principal stockholder. Specifically, the holder of a majority of the outstanding shares of Common Stock, which constitute a majority of all shares eligible to vote, has voted in favor of the Proposal listed in this notice. Under Nevada corporate law Section NRS 78.320, all the activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than a majority (greater than 50.00%) of the holders of voting stock in lieu of a meeting of the stockholders.

Because the holders of more than fifty percent, i.e., 54%, of the collective voting rights of the Common Stock, voted in favor of the Proposal, no action by the minority stockholders in connection with the Proposal set forth herein is required.

PRINCIPAL STOCKHOLDER

WHO IS THE PRINCIPAL STOCKHOLDER AND HOW MANY VOTES IS HE ENTITLED TO CAST?

The holder of a majority of the shares of Common Stock are listed below and are the holders of 73,536,600 shares of Common Stock. The voting rights of the aforementioned represent 54% of the total issued and outstanding voting rights of the Company.

WHAT CORPORATE MATTERS HAS THE PRINCIPAL STOCKHOLDER VOTED FOR?

The principal stockholders that holds a greater than a majority, 54% of the total issued and outstanding voting Rights of the Company have voted by written consent for the approval and ratification of the Board of Directors proposal described in this Information Statement. (1)

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Series of Stock	Shareholder	Shares in Series	Percent of Ownership in Series	Percent of all Voting Rights

Common	Palm Harbor Int. Inc.	40,000,000	30%	30%
	60 Market SQ. Box 364
	Belize City, Belize
	Central America

Common	Chancery Lane Investment Group	14,000,000	10%	10%
	51 Dean St.
	PO Box 644
	Belize City
	Belize, C.A.

Common	Black Lion	600,000	0.40%	0.40%
	P.O. Box 3174
	Road Town
	Tortola

Common	Black Hawk	250,000	0.20%	0.20%
	117 Manito Drive
	Gig Harbor, WA 98333

Common	Flaxmere Holdings, Inc.	1,000,000	0.80%	0.80%
	Edificio 1A Eusebio A Morales
	El Cangrejo
	Panama City

Common	International IR, Inc.	360,000	0.30%	0.30%
	701 N. Green Valley Pkwy
	#200-258
	Henderson, NV 89074

Common	Britta Amber March	1,000,000	0.80%	0.80%
	6925 Adera St.
	Vancouver, BC V6C 5C2

Common	Megeve Capital	1,000,000	0.80%	0.80%
	1215 Geneva 15
	World Trade Center 1
	De L’ Aeroport

Common	Spectre Investments	589,000	0.40%	0.40%
	1128 -789 W. Pender St.
	Vancouver, BC V6C 1H2

Common	Carol Townsend	2,392,000	1.70%	1.70%
	3207-939 Homer St.
	Vancouver, BC V6P 1L4

Common	Ken Townsend	5,845,000	4.30%	4.30%
	2028 West 53rd Ave.
	Vancouver, BC V6P 1L4

Common	Chris Verrico	6,500,000	4.80%	4.80%
	3785 West 16th St
	Vancouver, BC V6R 3CS

	Total	73,536,600	54%	54%

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Notes:

(1) Based on 135,281,135 of our Common Stock issued and outstanding as of August 20, 2013. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on August 20, 2013.

WHAT IS THE IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS?

On July 17, 2013, the Board of Directors unanimously adopted a resolution approving the Proposal. The Board of Directors recommends adoption of the Proposal.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

A vote of the majority of the voting capital stock is required to approve the Proposal. As a result, a vote to approve the Proposal by a majority of the aggregate voting rights held by the holders of the Common Stock is sufficient to approve the Proposal. In this instance, 54% of the outstanding shares of voting stock have approved the Proposal.

PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our capital stock owned beneficially as of August 5, 2013 by: (i) each person (including any group) known to us to own more than five percent (5%) of any Series of our voting securities, and (ii) our directors, and our named executive officers.

Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

DIRECTORS AND EXECUTIVE OFFICERS

Title of Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock (1)	Percentage of All Voting Rights

Common Stock	Howard Bouch (2)	0	0%	0%
	Chief Executive Officer, President,	Direct
	Secretary, Chief Financial Officer and a Director

Common Stock	All Directors and Executive Officers	0	0%	0%
	as a Group (2 persons)	Direct

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5% STOCKHOLDERS

Title of Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock (1)	Percentage of All Voting Rights

Common	Palm Harbor Int. Inc.	40,000,000	30%	30%
	60 Market SQ. Box 364	Direct
	Belize City, Belize
	Central America

Common	Chancery Lane Investment Group	40,000,000	10%	10%
	51 Dean St.	Direct
	PO Box 644
	Belize City
	Belize, C.A.

Notes:

(1) Based on 135,281,135 of our Common Stock issued and outstanding as of August 20, 2013. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on August 20, 2013.

(2) The address for the officer is 7230 Indian Creek Lane #201, Las Vegas, NV 89149.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

We have no promoters or control persons required to be disclosed. Our executive officers and directors and their ages and titles as of August 5, 2013 are as follows:

Name of Director	Age	Position

Howard Bouch	67	Chief Executive Officer, President, Secretary, Chief Financial Officer and a director

Howard Bouch, age 67, is a Private Practice Chartered Accountant with over 36 years of Public and Private international experience. Mr. Bouch originally qualified as a Chartered Accountant (English and Wales Institute) in 1968. Mr. Bouch started his carrer in the Mining Sector when he joined Deloitte & Co, Lusaka, Zambia from 1970 - 1972. Mr. Bouch joined Anglo American Corp, Zambia working as Head Office Chief Accountant for Nchanga Consolidated Copper Mines (world's 2nd largest) from 1972 - 1976. In 1976, Mr. Bouch returned to the UK and joined Babcock and Wilcox, Engineers, Nottinghamshire, England as Chief Accountant for one of their subsidiaries. Mr. Bouch was Chief Accountant of a private building firm in Cumbria, England from 1978 - 1984.  In 1984 Mr. Bouch established a Private Practice as a Chartered Accountant and continues to provide professional services to Cumbrian firms to the present. Mr. Bouch is also a Director of Viavid Broadcasting Inc., (symbol VVDB), Tiger Oil and Energy, Inc. (symbol TGRO), National Graphite Corp., (symbol NGRC), and Black Hawk Exploration (symbol BHWX).

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TERM OF OFFICE

Members of our board of directors are appointed to hold office until the next annual meeting of our stockholders or until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the provisions of the Nevada Revised Statutes. Our officers are appointed by our board of directors and hold office until removed by the board.

SIGNIFICANT EMPLOYEES

We have no significant employees, other than our executive officers.

NON-EMPLOYEE DIRECTORS

The Board members serve for the latter of a period of one year or until the next annual meeting of Company's shareholders.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

None of our directors or executive officers has been, during the past ten years:

(i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

(ii) convicted of any criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii) subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities, futures, commodities or banking activities;

(iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(v) found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reverse, suspended, or vacated;

(vi) subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, related to an alleged violation of securities or commodities law or regulation; any law or regulation respecting financial institutions or insurance companies; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(vii) the subject of, or a party to, any sanction or order, not subsequently reversed, suspending or vacated, of any self-regulatory any registered entity of the Commodity Exchange Act or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

DIRECTOR INDEPENDENCE

We have determined that our board of directors currently has no members who qualify as "independent" as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and as that term is defined under NASDAQ Rule 4200(a)(15).

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BOARD MEETINGS AND COMMITTEES, ANNUAL MEETING ATTENDANCE

Although we intend to establish an audit committee and compensation committee, our board of directors has not adopted any committees to the board of directors. Our board of directors held no formal meeting during the most recently completed fiscal year. All other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Nevada and our bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

At each annual meeting of shareholders, directors will be elected by the holders of common stock to succeed those directors whose terms are expiring. Directors will be elected annually and will serve until successors are duly elected and qualified or until a director's earlier death, resignation or removal. Our bylaws provide that the authorized number of directors may be changed by action of the majority of the board of directors or by a vote of the shareholders of our Company. Vacancies in our board of directors may be filled by a majority vote of the board of directors with such newly appointed director to serve until the next annual meeting of shareholders, unless sooner removed or replaced. We currently do not have a policy regarding the attendance of board members at the annual meeting of shareholders.

CODE OF ETHICS

Given our limited operations, we have not adopted a Code of Ethics, that applies to our officers, directors and employees in accordance with applicable federal securities laws. We expect that our Board of Directors will adopt a Code of Ethics in the near future.

EXECUTIVE COMPENSATION

The table below summarizes the total compensation earned by or paid to our principal executive officer, our principal financial officer and each of our two other executive officers other than our principal executive officer and principal financial officer for the fiscal year ended Dec. 31, 2012. The amounts represented in the "Options Award" column reflect the stock compensation expense recorded pursuant to the ASC Topic 718 and does not necessarily equate to the income that will ultimately be realized by the named executive for such awards.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All Other Compensation	Total Compensation
Kevin Murphy. Former President Howard Bouch President	2011 2012 2013 2013	$0 $16,000 $6,000 $0	0 0 0 0	$0 $0 $0 $0	0 0 0 0	0 0 0 0	0 0 0 0	0 0 0 0	$0 $16,000 $6,000 $0

OUTSTANDING EQUITY AWARDS

There were no outstanding unexercised options, unvested stocks or equity incentive plan awards held by any of our named executive officers and significant employees, as of August 5, 2013.

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DIRECTOR COMPENSATION

The following table sets forth the compensation awarded to, earned by or paid to the directors during the fiscal year ended December 31, 2012.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compens- ation ($)	Total ($)
Kevin Murphy Former Director	2011 2012 2013	None None None	None None None	None None None	None None None	None None None	None None None	None None None	None None None
Howard Bouch Director	2011 2012 2013	None None None	None None None	None None None	None None None	None None None	None None None	None None None	None None None

We do not have a plan pursuant to which our directors are compensated and directors currently do not receive cash compensation for their services on the Board of Directors although they do receive stock as determined by the full board of directors with each director abstaining from any such vote involving himself or a member of his immediate family.

Our non-employee director is currently compensated with the issuance of stock options, which generally become exercisable upon the date of grant, and which generally expire on the earlier of ten years from the date of grant or up to three years after the date that the optionee ceases to serve as a director. Non-employee directors will be reimbursed for out-of-pocket expenses associated with attending to our business.

EMPLOYMENT CONTRACTS

We have no employment contracts, termination of employment or change-in-control arrangements with any of our executive officers or other employees.

DESCRIPTION OF SECURITIES

The current authorized capital stock of our Company consists of One Hundred Ninety Eight Million (198,000,000) shares of Common Stock, par value $0.001 and Two Million (2,000,000) shares of Preferred Stock. As of August 20, 2013, 4,480,000 shares of Common Stock were issued and outstanding. No Common Shares have been issued since August 5, 2013. The following description is a summary of the capital stock of our Company and contains the material terms of our voting capital stock. Additional information can be found in our Certificate of Incorporation and our Bylaws.

COMMON STOCK

On August 20, 2013 (the "Record Date"), there were 135,281,135 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one (1) vote on each matter submitted to a vote of our stockholders, including the election of Directors. There is no cumulative voting. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board. Common Stock holders have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions related to the Common Stock. In the event of liquidation, dissolution or winding up of the Company, our Common Stock holders are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

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PREFERRED STOCK

On August 20, 2013 (the "Record Date"), there were 0 shares of Preferred Stock issued and outstanding. Each share of Preferred Stock entitles the holder to one hundred (100) votes on each matter submitted to a vote of our stockholders, including the election of Directors. There is no cumulative voting. The holders of our Preferred Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board. Preferred Stock holders have no preemptive or other subscription rights. Preferred Stock is convertible 100 for 1 into common stock. There are no redemption or sinking fund provisions related to the Preferred Stock.

OPTIONS

No options are outstanding as of the date of this Information Statement.

WARRANTS

No warrants are outstanding as of the date of this Information Statement.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND NEVADA LAW

AUTHORIZED AND UNISSUED STOCK

The authorized but unissued shares of our Common Stock are available for future issuance without the approval of our stockholders. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to our stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

NEVADA ANTI-TAKEOVER LAWS

Nevada Revised Statutes ("NRS") Sections 78.378 to 78.3793 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our Articles of Incorporation and Bylaws do not state that these provisions do not apply.

The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things.

The restrictions on the acquisition of controlling interests contained in NRS Sections 78.378 to 78.3793 apply only to a Nevada corporation that:

(a) has 200 stockholders of record (at least 100 of whom have addresses in the State of Nevada appearing on the stock ledgers of the corporation); and

(b) does business in the State of Nevada, either directly or through an affiliated corporation.

Currently, we do not have 200 stockholders of record, nor do we have 100 stockholders of record with addresses in the State of Nevada. Furthermore, we do not conduct business in the State of Nevada and we do not intend to conduct business in the State of Nevada in the near future. Accordingly, the anti-takeover provisions contained in NRS Sections 78.378 to 78.3793 do not apply to us, and are not likely to apply to us in the foreseeable future.

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TRANSFER AGENT AND REGISTRAR

Quicksilver Stock Transfer is the transfer agent and registrar of our Common Stock. Their address is 6623 South Las Vegas Blvd., Suite 255, Las Vegas, NV, 89119. and their telephone number is 386-206-1133.

INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

(a) No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

(b) No Director in good standing with the Company has informed the Company that he intends to oppose the actions to be taken by the Company as set forth in this Information Statement.

PROPOSAL 1 - REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK

The Company's Board proposes to effectuate a 25- for - 1 reverse split of the total issued and outstanding shares of Common Stock of the Company as follows:

"There shall be a 25- for-1 Reverse Split of the issued and outstanding shares of Common Stock, such that each Twenty Five (25 share of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into One share of the Company's Common Stock, $0.001 par value (the "New Common Stock")."

PURPOSE OF A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK

There are various reasons for the proposed Reverse Stock Split, the foremost of which is to decrease the number of free-trading shares available in the public marketplace with the resulting per share price increase.

However, there is no assurance that the market price of the Common Stock will not return to its present price range from the increase in the price of our Common Stock following the Reverse Stock Split. A failure of the stock's trading price to completely readjust of the Reverse Stock Split would result in a reduction in the market value of the Company's securities, but, on the other hand, it is possible that the Reverse Stock Split may result in an increased value of the market value of the Company's Common Stock.

There can be no assurance that the total market capitalization of the Common Stock after the proposed Reverse Stock Split will be equal to the total market capitalization before the proposed Reverse Stock Split or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market capitalization.

EFFECTS OF THE REVERSE STOCK SPLIT

Pursuant to the Reverse Stock Split, each holder of shares of our Common Stock (the "Old Common Stock") immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer shares of our Common Stock (the "New Common Stock") after consummation of the Reverse Stock Split. Although the Reverse Stock Split, will not, by itself, impact our assets or properties, the Reverse Stock Split could result in a decrease in the aggregate market value of our equity capital. The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in us. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to one share of the Old Common Stock.

The number of shares of Common Stock issued and outstanding will be decreased to a number that will be equal to the number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split divided by 25. With the exception of the number of shares issued and outstanding, the rights and preference of the shares of Common prior and subsequent to the Reverse Stock Split will remain the same. It is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders or any aspect of our business would materially change as a result of the Reverse Stock Split.

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EFFECTIVENESS OF REVERSE STOCK SPLIT

The Reverse Stock Split will be effected at a ratio of Twenty Five to One (25-to-1). Commencing on the effective date of the Reverse Stock Split, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the decreased number of shares of Common Stock resulting from the Reverse Stock Split.

The Reverse Stock Split will be effected no less than 20 days and no more than 25 days following mailing of this Information Statement.

PROCEDURE FOR IMPLEMENTING THE REVERSE STOCK SPLIT

Upon filing and effectiveness of the Certificate of Amendment with the Secretary of State of the State of Nevada effecting the Reverse Stock Split if necessary, the Reverse Stock Split shall occur without any further action on the part of the Company or the holders of shares of our Common Stock and whether or not certificates representing such holders' shares prior to the Reverse Stock Split are surrendered for cancellation. Stock certificates or book-entries dated as of the date prior to the effective time of the Reverse Stock Split representing outstanding shares of Common Stock shall, immediately after the effective time of the Reverse Stock Split, represent a number of shares equal to the same number of shares of Common Stock as is reflected on the face of such certificates or book-entries, divided by twenty five. We may, but shall not be obliged to , issue new certificates evidencing the post-split shares of Common Stock outstanding as a result of the Reverse Stock Split if and when either (i) the certificates evidencing the shares held by a holder prior to the Reverse Stock Split are delivered to the Company or our transfer agent or (ii) the holder notifies us or our transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to us to indemnify the Company from any loss incurred by is in connection with such certificates.

STOCKHOLDERS OF RECORD SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTFICATES UNTIL REQUESTED TO DO SO.

ACCOUNTING CONSEQUENCES

The par value per shares of our Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to Common Stock will be decreased proportionately and the additional paid-in capital account will be increased by the amount by which the stated capital is increased. Per share net income or loss will be increased because there will be fewer shares of our Common Stock outstanding. We do not anticipate that nay other accounting consequences, including changes to the amount of stock-based compensation expense, if any, to be recognized in any period, will arise as a result of the Reverse Stock Split.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommended a vote "FOR" the approval to effectuate the Twenty Five(25) -to-One (1) Reverse Stock Split.

NO VOTING OF STOCKHOLDERS REQUIRED

We are not soliciting any votes with regard to the proposal to effectuate the Reverse Stock Split. Certain principal stockholders have voted in favor of this Proposal hold 54% of the total issued and outstanding shares of voting stock and accordingly, these principal stockholders have sufficient shares to approve the Proposal.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 7230 Indian Creek Lane #201, Las Vegas, NV 89149; or by calling the Company at 702-839-4029 and requesting a copy of the Information Statement. (1)A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

By Order of the Board of Directors

/s/ Howard Bouch

Howard Bouch, President

Dated: ____________________

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